December 8, 2016

To the Trustees of:

John Hancock Funds II

601 Congress Street

Boston, MA 02210

Re: Amended and Restated Expense Limitation Agreement and Voluntary Expense Limitation Notice

With reference to the Advisory Agreements dated December 18, 2013 and January 1, 2014 entered into by and between John Hancock Advisers, LLC (the “Adviser”) and John Hancock Funds II (the “Trust”), as amended, on behalf of each series of the Trust (each, a “Fund” and collectively, the “Funds”), we hereby notify you as follows:

1. The Adviser agrees to waive its management fee for each Fund or, to the extent necessary, bear other expenses, as set forth in the Appendices attached hereto. As noted in the Appendices, certain waivers are voluntary and may be terminated at any time by the Adviser upon notice to the Trust.

2. We understand and intend that the Trust will rely on this undertaking in overseeing the preparation and filing of Post-effective Amendments to the Registration Statement on Form N-1A for the Trust and the Funds with the Securities and Exchange Commission, in accruing each Fund’s expenses for purposes of calculating its net and gross asset value per share, and for other purposes permitted under Form N-1A and/or the Investment Company Act of 1940, as amended, and we expressly permit the Trust so to rely.

Very truly yours,

JOHN HANCOCK ADVISERS, LLC		ACCEPTED BY:

JOHN HANCOCK FUNDS II

By:	/s/Jeffrey H. Long	By:	/s/Charles A. Rizzo
	Name: Jeffrey H. Long		Name: Charles A. Rizzo
	Title: Chief Financial Officer		Title: Chief Financial Officer

A copy of the document establishing the Trust is filed with the Secretary of The Commonwealth of Massachusetts. This Agreement is executed by the officer in his capacity as such and not as an individual and is not binding upon any of the Trustees, officers or shareholders of the Trust individually but only upon the assets of the Funds.

APPENDIX A

Fund Level Contractual Expense Limitations

The Adviser contractually agrees to reduce its management fee for each Fund listed below, or if necessary make payment to the Fund, in an amount equal to the amount by which the “Other Expenses” of the Fund exceed the percentage of average annual net assets (on an annualized basis) of the Fund set forth below. “Other Expenses” means the expenses of the Fund, excluding (a) advisory fees, (b) taxes, (c) brokerage commissions, (d) interest expense, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (f) class specific expenses, (g) underlying fund expenses (“acquired fund fees”), and (h) short dividend expense.

The current expense limitation agreement expires on the date specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund	Limit on Fund Level Expenses	Expiration Date of Expense Limit
Asia Pacific Total Return Bond Fund	0.15%	December 31, 2016
Income Allocation Fund	0.04%[1]	December 31, 2017[1]
Lifestyle Aggressive Portfolio	0.05%[2]	April 30, 2018[2]
Lifestyle Growth Portfolio	0.05%[2]	April 30, 2018[2]
Lifestyle Balanced Portfolio	0.05%[2]	April 30, 2018[2]
Lifestyle Moderate Portfolio	0.05%[2]	April 30, 2018[2]
Lifestyle Conservative Portfolio	0.05%[2]	April 30, 2018[2]
Lifestyle II Aggressive Portfolio	0.05%[1]	December 31, 2017[1]
Lifestyle II Growth Portfolio	0.05%[1]	December 31, 2017[1]
Lifestyle II Balanced Portfolio	0.05%[1]	December 31, 2017[1]
Lifestyle II Moderate Portfolio	0.05%[1]	December 31, 2017[1]
Lifestyle II Conservative Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Choices Income Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Choices at 2020 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Choices at 2025 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Choices at 2030 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Choices at 2035 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Choices at 2040 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Choices at 2045 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Choices at 2050 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Choices at 2055 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Choices at 2060 Portfolio	0.05%	December 31, 2017
Retirement Living through 2010 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through 2015 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through 2020 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through 2025 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through 2030 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through 2035 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through 2040 Portfolio	0.05%[1]	December 31, 2017[1]

_____________________________________________

1 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the contractual limits on fund level expenses for the Funds set forth above to December 31, 2017,each effective upon the current expiration date of December 31, 2016.

2 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the contractual limits on fund level expenses for the Funds set forth above to April 30, 2018, each effective upon the current expiration date of April 30, 2017.

A-1

Fund	Limit on Fund Level Expenses	Expiration Date of Expense Limit
Retirement Living through 2045 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through 2050 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through 2055 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through 2060 Portfolio	0.05%	December 31, 2017
Retirement Living through II 2010 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through II 2015 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through II 2020 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through II 2025 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through II 2030 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through II 2035 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through II 2040 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through II 2045 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through II 2050 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through II 2055 Portfolio	0.05%[1]	December 31, 2017[1]
Retirement Living through II 2060 Portfolio	0.05%	December 31, 2017

A-2

APPENDIX B

Special Fund Level Contractual Expense Waiver

For each Fund listed below, the Adviser contractually agrees to waive its advisory fees and/or reimburse certain Expenses including underlying fund expenses (“Acquired fund fees”) to reduce the total annual fund operating expenses by the amounts set forth in the table below as a percentage of average annual net assets of the Fund.

The current expense waiver agreement expires on the date specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund	Waiver	Expiration Date of Expense Limit
Retirement Living through 2010 Portfolio	0.35%	December 31, 2017
Retirement Living through 2015 Portfolio	0.33%	December 31, 2017
Retirement Living through 2020 Portfolio	0.31%	December 31, 2017
Retirement Living through 2025 Portfolio	0.29%	December 31, 2017
Retirement Living through 2030 Portfolio	0.29%	December 31, 2017
Retirement Living through 2035 Portfolio	0.29%	December 31, 2017
Retirement Living through 2040 Portfolio	0.29%	December 31, 2017
Retirement Living through 2045 Portfolio	0.29%	December 31, 2017
Retirement Living through 2050 Portfolio	0.29%	December 31, 2017
Retirement Living through 2055 Portfolio	0.29%	December 31, 2017
Retirement Living through 2060 Portfolio	0.29%	December 31, 2017

Fund	Waiver	Expiration Date of Expense Limit
Retirement Living through II 2010 Portfolio	0.35%[1]	December 31, 2017[1]
Retirement Living through II 2015 Portfolio	0.33%[2]	December 31, 2017[2]
Retirement Living through II 2020 Portfolio	0.31%[3]	December 31, 2017[3]
Retirement Living through II 2025 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Living through II 2030 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Living through II 2035 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Living through II 2040 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Living through II 2045 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Living through II 2050 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Living through II 2055 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Living through II 2060 Portfolio	0.29%[4]	December 31, 2017[4]

_____________________________________________

1 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, increasing the special fund level contractual expense waiver for Retirement Living through II 2010 Portfolio (from 0.26% to 0.35%) with an expiration date of December 31, 2017, effective upon the current expiration date of December 31, 2016.

2 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, increasing the special fund level contractual expense waivers for the Funds set forth above (from 0.24% to 0.33%) with an expiration date of December 31, 2017, each effective upon the current expiration date of December 31, 2016.

3 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, increasing the special fund level contractual expense waivers for the Funds set forth above (from 0.22% to 0.31%) with an expiration date of December 31, 2017, each effective upon the current expiration date of December 31, 2016.

4 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, increasing the special fund level contractual expense waivers for the Funds set forth above (from 0.20% to 0.29%) with an expiration date of December 31, 2017, each effective upon the current expiration date of December 31, 2016.

B-1

Fund	Waiver	Expiration Date of Expense Limit
Retirement Choices Income Portfolio	0.33%[2]	December 31, 2017[2]
Retirement Choices at 2020 Portfolio	0.31%[3]	December 31, 2017[3]
Retirement Choices at 2025 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Choices at 2030 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Choices at 2035 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Choices at 2040 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Choices at 2045 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Choices at 2050 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Choices at 2055 Portfolio	0.29%[4]	December 31, 2017[4]
Retirement Choices at 2060 Portfolio	0.29%[4]	December 31, 2017[4]

B-2

APPENDIX C

Fund Level Contractual Limitation on Fund Level Expenses

For purposes of this Appendix:

The Adviser contractually agrees to reduce its management fee for the Fund or, if necessary, make payment to the Fund, in an amount equal to the amount by which the “Expenses” of the Fund exceed the percentage of average annual net assets (on an annualized basis) of the Fund as set forth in the table below. “Expenses” means all the expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) Rule 12b-1 fees, (f) transfer agent fees and service fees, (g) shareholder servicing fees, (h) borrowing costs, (i) prime brokerage fees, (j) acquired fund fees and expenses paid indirectly, and (k) short dividend expense.

“Expense Limit” means the percentage of a Fund’s average annual net assets (on an annualized basis) set forth below.

The current expense limitation agreement expires on the date specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund	Limit on Fund Level Expenses	Expiration Date of Expense Limit
New Opportunities Fund	0.79%[1]	December 31, 2018[1]
U.S. Growth Fund (formerly U.S. Equity Fund)	0.74%[1]	December 31, 2018[1]

___________________________________________

1 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the contractual limits on fund level expenses for the Funds set forth above to December 31, 2018, each effective upon the current expiration date of December 31, 2017.

C-1

APPENDIX D

Class Specific Contractual Expense Limitations

For each Fund listed in the table below, the Adviser contractually agrees to waive and/or reimburse all class specific expenses for the share classes of the Fund listed in the table below, including Rule 12b-1 fees, transfer agency fees and service fees, shareholder servicing fees, and other class specific expenses (“Class Level Expenses”), to the extent they exceed the amount of average annual net assets (on an annualized basis) attributable to the class set forth in the table (the “Class Expense Waiver”).

For purposes of implementing any total fund operating expense limitations set forth in the tables in Appendix F in addition to a Class Expense Waiver for the same share class, the Class Expense Waiver will be applied first and if following the application of the Class Expense Waiver to the extent that “Expenses” of the share class (as described in Appendix F) exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table in Appendix F (the “Class Level Contractual Total Operating Expense Limitation”), the Adviser contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which “Expenses” (as described in Appendix F) of the share class exceed the Class Level Contractual Total Operating Expense Limitation.

The current expense limitation agreements expire on the dates specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund	Class R6	Expiration Date of Expense Limit
Absolute Return Currency Fund	0.00%	November 30, 2017
Emerging Markets Fund	0.00%	December 31, 2016
Floating Rate Income Fund	0.00%	December 31, 2016
Global Absolute Return Strategies Fund	0.00%	November 30, 2017
Small Cap Value Fund	0.00%	December 31, 2016
Strategic Income Opportunities Fund	0.00%	December 31, 2016
Redwood Fund	0.00%	December 31, 2016
Income Allocation Fund	0.00%	December 31, 2016
Emerging Markets Debt Fund	0.00%	December 31, 2016
Short Duration Credit Opportunities Fund	0.00%	November 30, 2017
New Opportunities Fund	0.00%	December 31, 2016
Global Equity Fund	0.00%	December 31, 2016
Fundamental Large Cap Value Fund	0.00%	November 30, 2017
Fundamental All Cap Core Fund	0.00%	November 30, 2017
U.S. Growth Fund	0.00%	December 31, 2017

D-1

APPENDIX E

Class Specific Voluntary Expense Limitations

For each Fund listed in the table below, the Adviser voluntarily agrees to waive and/or reimburse all class specific expenses for the share classes of the Fund listed in the table below, including Rule 12b-1 fees, transfer agency fees and service fees, shareholder servicing fees, and other class specific expenses (“Class Level Expenses”), to the extent they exceed the amount of average annual net assets (on an annualized basis) attributable to the class set forth in the table (the “Class Voluntary Expense Waiver”).

For purposes of implementing any total fund operating expense limitations set forth in the tables in Appendix G in addition to a Class Voluntary Expense Waiver for the same share class, the Class Voluntary Expense Waiver will be applied first and if following the application of the Class Voluntary Expense Waiver to the extent that “Expenses” of the share class (as described in Appendix G) exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table in Appendix G (the “Class Level Voluntary Total Operating Expense Limitation”), the Adviser agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which “Expenses” (as described in Appendix G) of the share class exceed the Class Level Voluntary Total Operating Expense Limitation.

The Adviser may terminate these voluntary waivers at any time upon notice to the Trust.

Fund	Class	Effective Date of Expense Limit
N/A

E-1

APPENDIX F

Class Level Contractual Total Operating Expense Limitations

For each Fund listed in the table below, the Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Fund in an amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class set forth in the table.

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) underlying fund expenses (“acquired fund fees”), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (f) short dividend expense. The current expense limitation agreements expire on the dates specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV	Class T	Expiration Date of Expense Limit
Blue Chip Growth Fund	1.14%[1]	N/A	1.89%[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2017[1]
Equity Income Fund	1.14%[1]	N/A	1.89%[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2017[1]
Global Income Fund	1.30%	N/A	N/A	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	November 30, 2017
International Small Company Fund	1.39%[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2017[2]

_____________________________________________

1 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class level contractual total operating expense limitations for Class A and Class C shares of the Funds set forth above to December 31, 2017, each effective upon the current expiration date of December 31, 2016.

2 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class level contractual total operating expense limitation for Class A shares of International Small Company Fund to December 31, 2017, effective upon the current expiration date of December 31, 2016.

Fund	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV	Class T	Expiration Date of Expense Limit
New Opportunities Fund	1.21%	N/A	1.91%	0.90%	1.79%	1.54%	1.69%	1.29%	1.09%	N/A	N/A	1.16%[3]	December 31, 2017 for Class A, Class C and Class I December 31, 2016 for Class R1, Class R2, Class R3, Class R4 and Class R5 December 31, 2018 for Class T3
Short Duration Credit Opportunities Fund	1.21%	N/A	N/A	0.90%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.16%[4]	November 30, 2017 for Class A and Class I November 30, 2018 for Class T4
Small Cap Value Fund	1.55%[5]	N/A	N/A	1.25%[5]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	1.50%[3]	December 31, 2017 for Class A and Class I5 December 31, 2018 for Class T3

_____________________________________________

3 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the class level contractual total operating expense limitations for Class T shares of the Funds set forth above with an expiration date of December 31, 2018, each effective upon the commencement of operations of Class T shares of the applicable Fund.

4 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the class level contractual total operating expense limitation for Class T shares of Short Duration Credit Opportunities Fund with an expiration date of November 30, 2018, effective upon the commencement of operations of Class T shares of the Fund.

5 At the June 20-23, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class level contractual total operating expense limitations for Class A and Class I shares of Small Cap Value Fund to December 31, 2017, each effective upon the current expiration date of December 31, 2016.

Fund	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV	Class T	Expiration Date of Expense Limit
Spectrum Income Fund	1.12%[1]	N/A	1.87%[1]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2017[1]
Strategic Income Opportunities Fund	1.15%[6]	N/A	1.85%[6]	N/A	N/A	1.20%[6]	N/A	N/A	N/A	N/A	N/A	1.10%[3]	December 31, 2017 for Class A, Class C, and Class R2[6] December 31, 2018 for Class T3
U.S. Growth Fund	N/A	N/A	N/A	0.84%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	December 31, 2017

_____________________________________________

6 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class level contractual total operating expense limitations for Class A, Class C, and Class R2 shares of Strategic Income Opportunities Fund to December 31, 2017, each effective upon the current expiration date of December 31, 2016.

APPENDIX G

Voluntary Total Operating Expense Limitations

For each Fund listed in the table below, the Adviser voluntarily agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Fund in an amount equal to the amount by which “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class set forth in the table.

“Expenses” means all fund level and class specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) underlying fund expenses (“acquired fund fees”), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (f) short dividend expense. The Adviser may terminate these voluntary waivers at any time upon notice to the Trust.

Fund	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class NAV	Effective Date of Expense Limit
Diversified Strategies Fund	1.70%	N/A	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	September 20, 2013

G-1

APPENDIX H

Fund Level Investment Management Fee Waivers

International Value Fund

Natural Resources Fund

New Opportunities Fund

The Adviser contractually agrees to waive its management fee for each Fund in an amount equal to the amount by which the management fee retained by the Adviser after payment of the subadvisory fees for the Fund exceeds 0.45% as a percentage of average annual net assets (on an annualized basis) of the Fund. The current expense limitation agreement for International Value Fund and Natural Resources Fund expires on December 31, 2017, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.1 The current expense limitation agreement for New Opportunities Fund expires on December 31, 2018, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.2

International Strategic Equity Allocation Fund

Strategic Equity Allocation Fund

U.S. Strategic Equity Allocation Fund

The Adviser voluntarily agrees to waive its management fee for each Fund in an amount equal to the amount by which the management fee retained by the Adviser after payment of the subadvisory fees for the Fund exceeds 0.45% as a percentage of average annual net assets (on an annualized basis) of the Fund. The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Strategic Income Opportunities Fund

The Adviser contractually agrees to reduce its management fee (after giving effect to asset-based breakpoints) by 0.02% as a percentage of average annual net assets of the Fund. The current expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.2

Income Allocation Fund

The Adviser contractually agrees to waive its management fee for the Fund so that the aggregate management fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.45% of the Fund’s average annual net assets. The current expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the

_____________________________________________

1 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the expiration date to December 31, 2017 of the management fee waivers for the Funds set forth above, each effective upon the current expiration date of December 31, 2016.

2 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the expiration date to December 31, 2018 of the management fee waivers for the Funds set forth above, each effective upon the current expiration date of December 31, 2016.

H-1

Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.1

Total Return Fund

Effective January 1, 2015, the Adviser contractually agrees to reduce its management fee by 0.025% on aggregate net assets of the Fund and another fund that equal or exceed $3 billion. This expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Retirement Living through 2010 Portfolio

Retirement Living through 2015 Portfolio

Retirement Living through 2020 Portfolio

Retirement Living through 2025 Portfolio

Retirement Living through 2030 Portfolio

Retirement Living through 2035 Portfolio

Retirement Living through 2040 Portfolio

Retirement Living through 2045 Portfolio

Retirement Living through 2050 Portfolio

Retirement Living through 2055 Portfolio

The Adviser has contractually agreed to waive its advisory fees and/or reduce expenses by 0.002% of each Fund’s average net assets. This expense limitation agreement expires on December 31, 2017, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time. 1

Lifestyle Aggressive Portfolio

Lifestyle Growth Portfolio

Lifestyle Balanced Portfolio

Lifestyle Moderate Portfolio

Lifestyle Conservative Portfolio

The Adviser has contractually agreed to waive its advisory fees and/or reduce expenses by 0.002% of each Fund’s average net assets. This expense limitation agreement expires on April 30, 2018, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.3

_____________________________________________

3 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the expiration date to April 30, 2018 of the management fee waivers for the Funds set forth above, each effective upon the current expiration date of April 30, 2017.

H-2

APPENDIX I

Class Only Contractual Expense Limitations

For each Fund listed in the table below, the Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Fund in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class set forth in the table.

“Expenses” means all expenses attributable to a class of shares, excluding fund level expenses such as (a) advisory fees, (b) underlying fund expenses (“acquired fund fees”), (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (g) short dividend expense. The current expense limitation agreements expire on the dates specified, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Fund	Class A	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class T	Expiration Date of Expense Limit
Lifestyle Aggressive Portfolio	0.41%[1]	N/A	0.56%	N/A	N/A	N/A	0.00%	0.11%[1]	0.36%[2]	April 30, 2018 for Class A, Class I, and Class T1,2 April 30, 2017 for Class R2 and Class R6
Lifestyle Growth Portfolio	0.41%[1]	N/A	0.56%	N/A	N/A	N/A	0.00%	0.11%[1]	0.36%[2]	April 30, 2018 for Class A, Class I, and Class T1,2 April 30, 2017 for Class R2 and Class R6
Lifestyle Balanced Portfolio	0.41%[1]	N/A	0.56%	N/A	N/A	N/A	0.00%	0.11%[1]	0.36%[2]	April 30, 2018 for Class A, Class I, and Class T1,2 April 30, 2017 for Class R2 and Class R6
Lifestyle Moderate Portfolio	0.41%[1]	N/A	0.56%	N/A	N/A	N/A	0.00%	0.11%[1]	0.36%[2]	April 30, 2018 for Class A, Class I, and Class T1,2 April 30, 2017 for Class R2 and Class R6
Lifestyle Conservative Portfolio	0.41%[1]	N/A	0.56%	N/A	N/A	N/A	0.00%	0.11%[1]	0.36%[2]	April 30, 2018 for Class A, Class I, and Class T1,2 April 30, 2017 for Class R2 and Class R6
Retirement Choices at 2060 Portfolio	N/A	0.75%	0.50%	N/A	0.25%	N/A	0.00%	N/A	N/A	December 31, 2017

_____________________________________________

1 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class only contractual expense limitations for Class A and Class I shares of the Funds set forth above to April 30, 2018, each effective upon the current expiration date of April 30, 2017.

2 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the class only contractual expense limitations for Class T shares of the Funds set forth above with an expiration date of April 30, 2018, each effective upon the commencement of Class T shares of the applicable Fund.

Fund	Class A	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class T	Expiration Date of Expense Limit
Retirement Choices at 2055 Portfolio	N/A	0.75%[3]	0.50%[3]	N/A	0.25%[3]	N/A	0.00%[3]	N/A	N/A	December 31, 2017[3]
Retirement Choices at 2050 Portfolio	N/A	0.75%[3]	0.50%[3]	N/A	0.25%[3]	N/A	0.00%[3]	N/A	N/A	December 31, 2017[3]
Retirement Choices at 2045 Portfolio	N/A	0.75%[3]	0.50%[3]	N/A	0.25%[3]	N/A	0.00%[3]	N/A	N/A	December 31, 2017[3]
Retirement Choices at 2040 Portfolio	N/A	0.75%[3]	0.50%[3]	N/A	0.25%[3]	N/A	0.00%[3]	N/A	N/A	December 31, 2017[3]
Retirement Choices at 2035 Portfolio	N/A	0.75%[3]	0.50%[3]	N/A	0.25%[3]	N/A	0.00%[3]	N/A	N/A	December 31, 2017[3]
Retirement Choices at 2030 Portfolio	N/A	0.75%[3]	0.50%[3]	N/A	0.25%[3]	N/A	0.00%[3]	N/A	N/A	December 31, 2017[3]
Retirement Choices at 2025 Portfolio	N/A	0.75%[3]	0.50%[3]	N/A	0.25%[3]	N/A	0.00%[3]	N/A	N/A	December 31, 2017[3]
Retirement Choices at 2020 Portfolio	N/A	0.75%[3]	0.50%[3]	N/A	0.25%[3]	N/A	0.00%[3]	N/A	N/A	December 31, 2017[3]
Retirement Choices Income Portfolio	N/A	0.75%[3]	0.50%[3]	N/A	0.25%[3]	N/A	0.00%[3]	N/A	N/A	December 31, 2017[3]
Retirement Living through 2060	N/A	0.75%	0.50%	0.65%	0.25%	0.05%	0.00%	N/A	N/A	December 31, 2017
Retirement Living through 2055 Portfolio	N/A	0.75%[4]	0.50%[4]	0.65%[4]	0.25%[4]	0.05%[4]	0.00%[4]	N/A	N/A	December 31, 2017[4]
Retirement Living through 2050 Portfolio	N/A	0.75%[4]	0.50%[4]	0.65%[4]	0.25%[4]	0.05%[4]	0.00%[4]	N/A	N/A	December 31, 2017[4]
Retirement Living through 2045 Portfolio	N/A	0.75%[4]	0.50%[4]	0.65%[4]	0.25%[4]	0.05%[4]	0.00%[4]	N/A	N/A	December 31, 2017[4]

_____________________________________________

3 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class only contractual expense limitations for Class R1, Class R2, Class R4, and Class R6 shares of the Funds set forth above to December 31, 2017, each effective upon the current expiration date of December 31, 2016.

4 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class only contractual expense limitations for Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares of the Funds set forth above to December 31, 2017, each effective upon the current expiration date of December 31, 2016.

Fund	Class A	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class T	Expiration Date of Expense Limit
Retirement Living through 2040 Portfolio	N/A	0.75%[4]	0.50%[4]	0.65%[4]	0.25%[4]	0.05%[4]	0.00%[4]	N/A	N/A	December 31, 2017[4]
Retirement Living through 2035 Portfolio	N/A	0.75%[4]	0.50%[4]	0.65%[4]	0.25%[4]	0.05%[4]	0.00%[4]	N/A	N/A	December 31, 2017[4]
Retirement Living through 2030 Portfolio	N/A	0.75%[4]	0.50%[4]	0.65%[4]	0.25%[4]	0.05%[4]	0.00%[4]	N/A	N/A	December 31, 2017[4]
Retirement Living through 2025 Portfolio	N/A	0.75%[4]	0.50%[4]	0.65%[4]	0.25%[4]	0.05%[4]	0.00%[4]	N/A	N/A	December 31, 2017[4]
Retirement Living through 2020 Portfolio	N/A	0.75%[4]	0.50%[4]	0.65%[4]	0.25%[4]	0.05%[4]	0.00%[4]	N/A	N/A	December 31, 2017[4]
Retirement Living through 2015 Portfolio	N/A	0.75%[4]	0.50%[4]	0.65%[4]	0.25%[4]	0.05%[4]	0.00%[4]	N/A	N/A	December 31, 2017[4]
Retirement Living through 2010 Portfolio	N/A	0.75%[4]	0.50%[4]	0.65%[4]	0.25%[4]	0.05%[4]	0.00%[4]	N/A	N/A	December 31, 2017[4]
Retirement Living through II 2060 Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	0.00%	N/A	N/A	December 31, 2017
Retirement Living through II 2055 Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[5]	N/A	N/A	December 31, 2017[5]
Retirement Living through II 2050 Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[5]	N/A	N/A	December 31, 2017[5]
Retirement Living through II 2045 Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[5]	N/A	N/A	December 31, 2017[5]
Retirement Living through II 2040 Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[5]	N/A	N/A	December 31, 2017[5]

_____________________________________________

5 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the class only contractual expense limitations for Class R6 shares for the Funds set forth above to December 31, 2017, each effective upon the current expiration date of December 31, 2016.

Fund	Class A	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class I	Class T	Expiration Date of Expense Limit
Retirement Living through II 2035 Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[5]	N/A	N/A	December 31, 2017[5]
Retirement Living through II 2030 Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[5]	N/A	N/A	December 31, 2017[5]
Retirement Living through II 2025 Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[5]	N/A	N/A	December 31, 2017[5]
Retirement Living through II 2020 Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[5]	N/A	N/A	December 31, 2017[5]
Retirement Living through II 2015 Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[5]	N/A	N/A	December 31, 2017[5]
Retirement Living through II 2010 Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	0.00%[5]	N/A	N/A	December 31, 2017[5]

APPENDIX J

Voluntary Adviser Waiver Agreements

The following voluntary expense waivers will continue in effect until terminated at any time by the Adviser on notice to the Trust.

T. Rowe Price Subadvised Funds

The Adviser has voluntarily agreed to reduce the management fee for each of the following Funds subadvised by T. Rowe Price Associates, Inc. by the amount that the subadvisory fee is reduced for the Fund by T. Rowe Price Associates, Inc. pursuant to the Amended and Restated Group Fee Waiver Agreement between John Hancock Investment Management Services, LLC and T. Rowe Price Associates, Inc. dated September 30, 2011.

Blue Chip Growth Fund

Capital Appreciation Value Fund

Equity Income Fund

Health Sciences Fund

Mid Value Fund

Real Estate Equity Fund

Science & Technology Fund

Small Company Value Fund

Spectrum Income Fund

Deutsche Bank Subadvised Funds

The Adviser has voluntarily agreed to reduce the management fee for each of the following Funds subadvised by Deutsche Investment Management Americas Inc. (“Deutsche”) by the amount that the subadvisory fee for the Fund is reduced by Deutsche pursuant to the Deutsche fee letter agreement dated May 13, 2013.

Global Real Estate Fund

Real Estate Securities Fund

Science and Technology Fund

The Adviser has voluntarily agreed to waive 0.05% of its advisory fee otherwise payable on the portion of the aggregate net assets of Science & Technology Fund between and including $250,000,001 and $500,000,000 that are managed by Allianz Global Investors U.S. LLC.

New Opportunities Fund

Effective January 1, 2016, the Adviser has voluntarily agreed to waive expenses in the amount equal to the amount by which Brandywine Global Investment Management, LLC (Brandywine) is waiving for New Opportunities Fund.

J-1

Total Return Fund

The Adviser voluntarily agrees to reduce its advisory fee that would be payable by the Total Return Fund (after giving effect to asset-based breakpoints) by 0.07% of the Total Return Fund's average daily net assets.

Alpha Opportunities Fund

The Adviser voluntarily agrees to reduce its advisory fee that would be payable by the Alpha Opportunities Fund (after giving effect to asset-based breakpoints) by 0.03% of the Alpha Opportunities Fund's average daily net assets.

J-2

APPENDIX K

Alternative Asset Allocation Expense Limitation Agreement

Alternative Asset Allocation Fund

The Adviser contractually agrees to reduce its management fee for the Fund, or if necessary make payment to the Fund, in an amount equal to the amount by which the “Other Expenses” of the Fund exceed 0.04% as a percentage of average annual net assets (on an annualized basis) of the Fund. “Other Expenses” means all the expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (e) advisory fees, (f) class specific expenses, (g) underlying fund expenses (“acquired fund fees”), and (h) short dividend expense. The current expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.1

The Adviser contractually agrees to reduce its management fee or, if necessary, make payment to each of the following share classes of the Fund in an amount equal to the amount by which the “Expenses” of the share class exceed the percentage of average annual net assets (on an annualized basis) attributable to the class as set forth in the table below. “Expenses” means all expenses attributable to a class of shares, excluding fund level expenses such as (a) advisory fees, (b) underlying fund expenses (“acquired fund fees”), (c) taxes, (d) brokerage commissions, (e) interest expense, (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (g) short dividend expense. This expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

Class A	Class C	Class I	Class R2	Class R4	Class R6
N/A	N/A	N/A	0.67%	0.42%	0.00%

The Adviser contractually agrees to reduce its advisory fee that would be payable by the Fund by 0.05% of the Fund’s average daily net assets up to $5 billion, and by 0.025% on average daily net assets of the Fund over $5 billion. This expense limitation agreement expires on December 31, 2018, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at that time.2

_____________________________________________

1 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the contractual limit on other expenses for Alternative Asset Allocation Fund with an expiration date of December 31, 2018, effective upon the current expiration date of December 31, 2016.

2 At the December 6-8, 2016 meeting of the Board of Trustees of the Trust, the Adviser notified the Board of, and the Board approved, the extension of the advisory fee waiver for Alternative Asset Allocation Fund with an expiration date of December 31, 2018, effective upon the current expiration date of December 31, 2016.

K-1

APPENDIX L

Voluntary Adviser Expense Limitation Agreements

Lifestyle Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Lifestyle Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Fund’s first $7.5 billion of average annual net assets and 0.49% of the Fund’s average annual net assets in excess of $7.5 billion.   The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Lifestyle II Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Lifestyle II Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the Fund’s first $7.5 billion of average annual net assets and 0.49% of the Fund’s average annual net assets in excess of $7.5 billion.   The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Retirement Living Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Retirement Living Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion.  The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Retirement Living II Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Retirement Living II Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion.  The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Retirement Choices Portfolios

The Adviser voluntarily agrees to waive its advisory fee for each Retirement Choices Portfolio (each a “Fund”) so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.51% of the Fund’s first $7.5 billion of average annual net assets and 0.50% of the Fund’s average annual net assets in excess of $7.5 billion.  The Adviser may terminate this voluntary waiver at any time upon notice to the Trust.

Alternative Asset Allocation Fund

The Adviser voluntarily agrees to waive its advisory fee for the Fund so that the aggregate advisory fee retained by the Adviser with respect to both the Fund and its underlying investments (after payment of subadvisory fees) does not exceed 0.55% of the Fund’s first $5 billion of average net assets and 0.525% of the Fund’s average net assets in excess of $5 billion.  The Adviser may terminate this voluntary waiver at any time upon notice to the Fund.

Funds Listed in Attachment A

For each Fund listed in Attachment A, the Adviser voluntarily agrees to reduce its management fee, or if necessary make payment to the Fund, in an amount equal to the amount by which the “Expenses” of the Fund exceed the percentage of average annual net assets (on an annualized basis) of the Fund. “Expenses” means all the expenses of the Fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (e) advisory fees, (f) class specific expenses (g) underlying fund expenses (“acquired fund fees”) and (h) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Adviser on notice to the Trust.

Attachment A

Fund Name	Cap %
JHF II Absolute Return Currency Fund	0.150%
JHF II Active Bond Fund	0.150%
JHF II All Cap Core Fund	0.200%
JHF II Alpha Opportunities Fund	0.200%
JHF II Asia Pacific Total Return Bond Fund	0.150%
JHF II Blue Chip Growth Fund	0.200%
JHF II Capital Appreciation Fund	0.200%
JHF II Capital Appreciation Value Fund	0.200%
JHF II Core Bond Fund	0.150%
JHF II Emerging Leaders	0.250%
JHF II Emerging Markets Debt Fund	0.150%
JHF II Emerging Markets Fund	0.250%
JHF II Equity Income Fund	0.200%
JHF II Floating Rate Income	0.150%
JHF II Fundamental Global Franchise Fund	0.250%
JHF II Fundamental All Cap Core Fund	0.200%
JHF II Fundamental Large Cap Value Fund	0.200%
JHF II Global Absolute Return Strategies	0.200%
JHF II Global Bond Fund	0.150%
JHF II Global Equity Fund	0.250%
JHF II Global Income Fund	0.150%
JHF II Global Real Estate Fund	0.250%
JHF II Health Sciences Fund	0.200%
JHF II High Yield Fund	0.150%
JHF II International Growth Opportunities Fund	0.250%

Fund Name	Cap %
JHF II International Growth Stock Fund	0.250%
JHF II International Small Cap Fund	0.250%
JHF II International Small Company Fund	0.250%
JHF II International Strategic Equity Allocation Fund	0.250%
JHF II International Value Fund	0.250%
JHF II Investment Quality Bond Fund	0.150%
JHF II Lifestyle Aggressive Portfolio	0.100%
JHF II Lifestyle Balanced Portfolio	0.100%
JHF II Lifestyle Conservative Portfolio	0.100%
JHF II Lifestyle Growth Portfolio	0.100%
JHF II Lifestyle Moderate Portfolio	0.100%
JHF II Mid Cap Stock Fund	0.200%
JHF II Mid Value Fund	0.200%
JHF II Natural Resources Fund	0.200%
JHF II New Opportunities Fund	0.200%
JHF II Real Estate Equity Fund	0.200%
JHF II Real Estate Securities Fund	0.200%
JHF II Real Return Bond Fund	0.150%
JHF II Redwood Fund	0.200%
JHF II Science & Technology Fund	0.200%
JHF II Short Duration Credit Opportunities Fund	0.150%
JHF II Short Term Government Income Fund	0.150%
JHF II Small Cap Growth Fund	0.200%
JHF II Small Cap Value Fund	0.200%
JHF II Small Company Growth Fund	0.200%
JHF II Small Company Value Fund	0.200%
JHF II Spectrum Income Fund	0.150%
JHF II Strategic Equity Allocation Fund	0.200%
JHF II Strategic Income Opportunities Fund	0.150%
JHF II Technical Opportunities Fund	0.200%
JHF II Total Return Fund	0.150%
JHF II U.S. High Yield Bond Fund	0.150%
JHF II U.S. Growth Fund	0.200%
JHF II U.S. Strategic Equity Allocation Fund	0.200%
JHF II Value Fund	0.200%